COMSTOCK FUNDS, INC. (the "Fund")

                       Supplement dated December 31, 2003
                     to the Prospectus dated August 28, 2003

The following is additional information under "Purchase of Shares," Redemption of Shares" and "Exchange of Shares" in the Fund's Prospectus.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this prospectus and must be disclosed to you by your broker.

Dated: December 31, 2003